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                                                                      EXHIBIT 32

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of EDO Corporation, a New York corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 24, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 31, 2006                     /s/ JAMES M. SMITH
                                         ---------------------------------------
                                         Name: James M. Smith
                                         Title: Chairman, President and
                                                Chief Executive Officer


Dated: July 31, 2006                    /s/ FREDERIC B. BASSETT
                                        ----------------------------------------
                                        Name: Frederic B. Bassett
                                        Title: Senior Vice President-Finance,
                                               Treasurer and Chief Financial
                                               Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.